UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): December 9, 2019

NEWBRIDGE GLOBAL VENTURES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-11730	84-1089377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

626 East 1820 North

Orem, UT 84097

(Address of Principal Executive Offices)

801-362-2115

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Disposition of Cannabis Related Entities.

On December 9, 2019 and December 10, 2019, New Bridge Global Ventures, Inc. (the “Company”) entered into purchase agreements (the “Purchase Agreements” and the “Closing”) with Sam Mac; Chief Operating Officer and Director, for the sale of its interests in its subsidiary entities associated with marijuana operations of the Company.  These entities consisted of 5Leaf, LLC, a California limited liability company (“5Leaf”), Mad Creek Farm LLC, a California limited liability company ("Farm"), Mad Creek, LLC, a California limited liability company (“Mad Creek”), 725 East 11th Street, LLC, a California limited liability company (“11th Street”), Roots of Caly, LLC, a California limited liability company  (“Roots”), The Bay Clonery LLC, a California limited liability company (“Clonery”), Green Thumb Distributors, Inc., a California corporation (“Green Thumb,” and together with 5Leaf, Farm, Mad Creek, 11th Street, Roots and Clonery the “Sold Entities”) together with certain assets associated with such entities, including leasehold improvements, equipment, licenses and intellectual property and notes.  The purchase price paid by the buyer was $4,225,956, payable in the form of an assumption of liabilities in the amount of $3,026,504, a secured promissory note in the amount of $634,134 (“Note”) and the forgiveness of amounts owed by the Company to the buyer in the amount of $575,318.   As a result of the sale of these entities and assets, Sam Mac will step down his position as Chief Operating Officer of the Company and the Company will no longer have any operations in the marijuana industry.

A form of the Purchase Agreements and a form of the Notes are filed as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On December 16, 2019, the Company issued a press release disclosing the disposition described above. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibits. The following exhibits are being filed herewith:

Exhibit Number 10.1 10.2 10.3 10.4 99.1	Description of Exhibits Membership Interest Purchase Agreement Form of Promissory Note Share and Interest Purchase Agreement Form of Secured Promissory Note Press Release dated December 16, 2019

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 16th day of December 2019.

NEWBRIDGE GLOBAL VENTURES, INC.
By:	/s/ Chris Bourdon
Name: Chris Bourdon
Title: CEO

Exhibit Index to Current Report on Form 8-K

Exhibit Number 10.1 10.2 10.3 10.4 99.1	Description of Exhibits Membership Interest Purchase Agreement Form of Promissory Note Share and Interest Purchase Agreement Form of Secured Promissory Note Press Release dated December 16, 2019